Exhibit 99.2

LIFE CLIPS, INC.

INDEX TO FINANCIAL INFORMATION

Unaudited Consolidated Financial Statements of Belfrics for the year ended June 30, 2021 and the period ending September 30, 2021

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics for the year ended June 30, 2021

Summarized Balance Sheet as on June 30, 2021

Assets and Liabilities	Belfrics Global PTE Ltd	Belfrics BT Pvt Ltd	Belfrics Cryptex Pvt Ltd	Belfrics Tanzania Ltd	Belfrics Malaysia SDN BHD	Belfrics Nigeria Pvt Ltd	Belfrics BT SDN BHD	Belfrics Holding Ltd	Belfrics Academy SDN BHD	Belfrics International Ltd	Incrypts SDN BHD	Belfrics Kenya Ltd	Belfrics Europe SLU	Total Group Companies
Liabilities
Equity and Reserves	(196,835)	(8,477)	23,902	(92,338)	(68,933)	(59,539)	(142,878)	(186,498)	(10,644)	56,423	(8,378)	(140,646)	3,665	(831,176)
Total Current & Non-Current Liabilities	1,607,832	170,477	124,329	104,342	102,256	72,729	293,662	3,581,553	11,016	28,035	8,434	438,529	-	6,543,194
Total Equity and Liabilities	1,410,997	162,000	148,231	12,004	33,323	13,190	150,784	3,395,055	372	84,458	56	297,883	3,665	5,712,018
Adjustments: US GAAP	(294,508)	-	-	-	-	(3,571)	(2,476)	-	-	(63,110)	-	-	-	(363,665)
Stockholders’ Equity and Liabilities (US GAAP)	1,116,489	162,000	148,231	12,004	33,323	9,619	148,308	3,395,055	372	21,348	56	297,883	3,665	5,348,353

Assets
PPE & Non-Current Assets	368,136	-	68,130	10,884	20,828	12,714	148,973	3,392,532	-	84,110	-	15,392	-	4,121,699
Current Assets	1,042,861	162,000	80,101	1,120	12,495	476	1,811	2,523	372	348	56	282,491	3,665	1,590,319
Total Assets	1,410,997	162,000	148,231	12,004	33,323	13,190	150,784	3,395,055	372	84,458	56	297,883	3,665	5,712,018
Adjustments: US GAAP	(294,508)	-	-	-	-	(3,571)	(2,476)	-	-	(63,110)	-	-	-	(363,665)
Total Assets (US GAAP)	1,116,489	162,000	148,231	12,004	33,323	9,619	148,308	3,395,055	372	21,348	56	297,883	3,665	5,348,353

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics for the year ended June 30, 2021

Accumulated Profit and Loss Accounts for the year ended June 30, 2021 in accordance with USGAAP

The significant adjustments required to convert earnings available for shareholders in accordance with respective GAAP to accumulated profit and loss in accordance with US GAAP are:

					All amounts are in USD
Sr. No.	Company	GAAP	Accumulated Profit/(Loss) after Tax (GAAP)	Depreciation/Amortization	Receivable w/off	Accumulated Profit/(Loss) after Tax (US GAAP)
1.	Belfrics Global PTE Ltd	SFRS	(197,568)	(294,508)	-	(492,076)
2.	Belfrics BT Pvt Ltd	IGAAP	(10,277)	-	-	(10,277)
3.	Belfrics Cryptex Pvt Ltd	IGAAP	22,502	-	-	22,502
4.	Belfrics Tanzania Ltd	IFRS	(132,338)	-	-	(132,338)
5.	Belfrics Malaysia SDN BHD	MPERS	(279,393)	-	-	(279,393)
6.	Belfrics Nigeria Pvt Ltd	IFRS	(111,539)	(3,571)	-	(115,110)
7.	Belfrics BT SDN BHD	MPERS	(155,258)	(2,476)	-	(157,734)
8.	Belfrics Holding Ltd	MFRS	(196,498)	-	-	(196,498)
9.	Belfrics Academy SDN BHD	MPERS	(23,024)	-	-	(23,024)
10.	Belfrics International Ltd	MPERS	(127,577)	-	(63,110)	(190,687)
11.	Incrypts SDN BHD	MPERS	(10,779)	-	-	(10,779)
12.	Belfrics Kenya Ltd	IFRS	(141,575)	-	-	(141,575)
13.	Belfrics Europe SLU	IFRS	-	-	-	-
	TOTAL		(1,363,324)	(300,555)	(63,110)	(1,726,989)

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics for the year ended June 30, 2021

Shareholders’ equity in accordance with USGAAP

The significant adjustments required to convert shareholders’ funds in respective GAAP to shareholders’ equity in accordance with US GAAP are:

				Adjustments			Shareholders’ equity (US GAAP)
Sr.No.	Company	GAAP	Shareholders’ equity	Depreciation/Amortization	Receivable w/off	Reclass to Current Liabilities
1	Belfrics Global PTE Ltd	SFRS	(196,835)	(294,508)	-	-	(491,344)
2	Belfrics BT Pvt Ltd	IGAAP	(8,477)	-	-	-	(8,477)
3	Belfrics Cryptex Pvt Ltd	IGAAP	23,902	-	-	-	23,902
4	Belfrics Tanzania Ltd	IFRS	(92,338)	-	-	-	(92,338)
5	Belfrics Malaysia SDN BHD	MPERS	(68,933)	-	-	-	(68,933)
6	Belfrics Nigeria Pvt Ltd	IFRS	13,190	(3,571)	-	(72,729)	(63,110)
7	Belfrics BT SDN BHD	MPERS	(142,878)	(2,476)	-	-	(145,354)
8	Belfrics Holding Ltd	MFRS	(186,498)	-	-	-	(186,498)
9	Belfrics Academy SDN BHD	MPERS	(10,644)	-	-	-	(10,644)
10	Belfrics International Ltd	MPERS	56,423	-	(63,110)	-	(6,687)
11	Incrypts SDN BHD	MPERS	(8,379)	-	-	-	(8,379)
12	Belfrics Kenya Ltd	IFRS	(140,646)	-	-	-	(140,646)
13	Belfrics Europe SLU	IFRS	3,665	-	-	-	3,665
	TOTAL		(758,448)	(300,555)	(63,110)	(72,729)	(1,194,842)

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics

Accumulated Profit and Loss Accounts in accordance with USGAAP, for the periods ending following the last date of audited financials, as listed on the table below.

Accumulated Profit/(Loss) after Tax	For the Six (6) Months Ended September 30, 2021		For the Nine (9) Months Ended September 30, 2021
	Belfrics BT Pvt Ltd	Belfrics Criptex Pvt Ltd	Belfrics Global PTE Ltd	Belfrics Tanzania Ltd	Belfrics Malaysia SDN BHD	Belfrics Nigeria Pvt Ltd	Belfrics BT SDN BHD	Belfrics Holding Ltd	Belfrics Academy SDN BHD	Belfrics International Ltd	Incrypts SDN BHD	Belfrics Kenya Ltd	Belfrics Europe SLU
	2	3	1	4	5	6	7	8	9	10	11	12	13
	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD	USD
Revenue	-	-	-	-	-	-	1,803	-	-	-	-	3,428	-
Less: Cost of Services	-	-	-	-	-	-	19,619	5,535	-	-	-	-	-
Gross Profit	-	-	-	-	-	-	(17,816)	(5,535)	-	-	-	3,428	-

Less: Office & Administrative Exp.
Rent including lease rentals	-	-	-	16,263	-	-	-	-	-	-	-	9,997	-
Depreciation & Amortisation Cost	-	5,117	55,927	-	-	1,648	3,594	-	-	-	-	1,636	-
Bank Charges & Commission	-	-	-	-	-	-	120	-	-	448	-	171	-
Communication	-	-	-	937	-	-	-	-	-	-	-	437	-
Legal & Professional Fees	-	-	-	283	-	-	11,394	-	-	2,175	-	827	-
Travelling Expense	-	-	-	-	-	-	3,352	-	-	-	-	722	-
Employee Benefit Expenses	-	-	-	-	-	-	-	-	-	-	-	671	-
Auditors & Secretarial Fees	-	-	-	-	-	-	-	-	-	630	172	-	-
Other Office & Administrative Expenses	-	-	-	1,824	-	-	-	74	-	1,511	-	595	-

Total Operating Costs	-	5,117	55,927	19,308	-	1,648	18,460	74	-	4,764	172	15,056	-
Accumulated Profit & Loss	-	(5,117)	(55,927)	(19,308)	-	(1,648)	(36,276)	(5,609)	-	(4,764)	(172)	(11,628)	-

Other Comprehensive Income	-	-	-	-	-	-	128,245	41,918,737	-	-	-	-	-
Comprehensive income	-	(5,117)	(55,927)	(19,308)	-	(1,648)	91,968	41,913,128	-	(4,764)	(172)	(11,628)	-

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics for the period ended September 30, 2021

BELFRICS

CONSOLIDATED BALANCE SHEET

(Unaudited)

As of September 30, 2021

(inclusive of the preliminary purchase accounting adjustments)

September 30, 2021
(Unaudited)
ASSETS
Current assets
Cash	326,388
Accounts Receivable	368,796
Other Current Assets	1,588,030
Total Current Assets	2,283,214

Right-of-Use Asset	92,028
Property and Equipment, Net	1,410,869
Intangible Assets	43,752,524
Total Assets	47,538,635

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities
Accounts Payable	672,761
Accrued Expenses and Interest Payable	3,226
Due to Related Party	5,504,287
Life Clips Notes Payable	1,000,144
Lease Liability	56,968
Total Current Liabilities	7,237,386

Non-current liabilities:
Lease Liability, Long-Term	35,060
Total Liabilities	35,060

Shareholders’ Deficit
Additional Paid-In Capital	49,038,311
Accumulated Other Comprehensive Loss	-
Accumulated Deficit	(1,534,736)
Total Shareholders’ Equity (Deficit)	47,503,575

Total liabilities and shareholders’ deficit	47,538,635

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics for the period ended September 30, 2021

BELFRICS

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

As of September 30, 2021

(inclusive of the preliminary purchase accounting adjustments)

For the three month
period ended
September 30, 2021
Revenues
License Income	$-
Other Revenues	574
Total Revenues	574
Cost of Goods Sold	-
Gross Profit	574

Operating Costs:
Professional Fees	600
Other General and Administrative Expenses	12,113
Total Operating Costs	12,713

Loss from Operations	(12,139)

Other Income/(Expense):
Loss on Impairment of Intangibles	(1,522,597)
Total Other Income (Expense)	(1,522,597)
Income/(Loss) Before Income Taxes	(1,534,736)

Net Income/(Loss)	$(1,534,736)

LIFE CLIPS, INC.

Unaudited Consolidated Financial Statements of Belfrics for the year ended September 30, 2021

Accumulated Profit and Loss Accounts for the year ended September 30, 2021 in accordance with USGAAP

The significant adjustments required to convert earnings available for shareholders in accordance with respective GAAP to accumulated profit and loss in accordance with US GAAP are:

					All amounts are in USD
Sr. No.	Company	GAAP	Accumulated Profit/(Loss) after Tax (GAAP)	Depreciation/Amortization	Receivable w/off	Accumulated Profit/(Loss) after Tax (US GAAP)
14.	Belfrics Global PTE Ltd	SFRS	-	-	-	-
15.	Belfrics BT Pvt Ltd	IGAAP	-	-	-	-
16.	Belfrics Cryptex Pvt Ltd	IGAAP	2,319	-	-	2,319
17.	Belfrics Tanzania Ltd	IFRS	(8,586)	-	-	(8,586)
18.	Belfrics Malaysia SDN BHD	MPERS	-	-	-	-
19.	Belfrics Nigeria Pvt Ltd	IFRS	-	-	-	-
20.	Belfrics BT SDN BHD	MPERS	-	-	-	-
21.	Belfrics Holding Ltd	MFRS	(18)	-	-	(18)
22.	Belfrics Academy SDN BHD	MPERS	(878)	-	-	(878)
23.	Belfrics International Ltd	MPERS	-	-	-	-
24.	Incrypts SDN BHD	MPERS	-	-	-	-
25.	Belfrics Kenya Ltd	IFRS	(4,976)	-	-	(4,976)
26.	Belfrics Europe SLU	IFRS	-	-	-	-
	TOTAL		(12,139)	-	-	(12,139)

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